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                        SUBSCRIPTION AGREEMENT AMENDMENT

            This Subscription Agreement Amendment (this "Amendment") dated as of August 28, 1998 is entered into by and between SmarTalk TeleServices, Inc., a California corporation (together with its successors, "SmarTalk"), and Fletcher International Limited, a company organized under the laws of the Cayman Islands (together with its successors, "Fletcher").

            WHEREAS, SmarTalk and Fletcher entered into that certain Subscription Agreement dated as of July 8, 1998 (the "Agreement"); and

            WHEREAS, the parties desire to amend the Agreement as set forth below;

            The parties do hereby amend the Agreement as follows;

      1.    The first sentence of Section 1.b. is amended to read as follows:

            SmarTalk hereby grants Fletcher the right to purchase (the "Initial Investment Right", and together with the Adjustment Right (as defined below), the "Investment Rights"), and agrees to sell to Fletcher, at Fletcher's sole option, additional shares ("Initial Investment Right Shares", and together with Adjusted Issuance Shares and Adjustment Shares (each as defined below), the "Additional Shares") of Common Stock having an aggregate purchase price of up to $20 million at the per share purchase price(s) determined in accordance with the next sentence from time to time for a period commencing on the earlier of (a) March 1, 1999 and (b) a Combination Announcement Date (as defined below) and ending on March 1, 2001.

      2.    The first sentence of Section 3.A.a. is amended to read as follows:

            SmarTalk shall, as soon as practicable and at its own expense, file a registration statement (the "Registration Statement") under the Securities Act covering the sale or resale of the sum of (i) all Initial Shares, and (ii) all Additional Shares (which Additional Shares for such purposes shall be deemed to be not less than 4.4 million shares) (each, a "Covered Security"), shall use its best efforts to cause such Registration Statement to be declared effective not later than January 1, 1999 (the "Required Registration Date") and shall promptly amend such Registration Statement from time to time if the maximum number of Additional Shares is greater than
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      the number of shares of Common Stock registered pursuant to such
      Registration Statement, provided that Fletcher shall have provided such information and cooperation in connection therewith as SmarTalk may reasonably request.

      3.    Subsections a, b and c of Section 5 are amended to read as follows:

            a. For purposes of this Agreement, the "Adjusted Price" shall mean the arithmetic average of the closing sale prices per share (rounded to the nearest 1/10,000th) as reported by Bloomberg of the Common Stock on the NASDAQ National Market (the "Average Closing Price"), subject to adjustment pursuant to Section 3.A, during the consecutive trading day period (the "Adjustment Period") beginning and including April 1, 1999 and ending and including June 30, 1999 (the last day of the Adjustment Period is referred to herein as the "Measurement Date"), subject to adjustment pursuant to the last sentence hereof. If the NASDAQ National Market is not then the principal trading market for the Common Stock, the Adjusted Price shall be calculated based on the closing sale prices per share of Common Stock on the principal trading market for the Common Stock at that time or, if there is then no such principal trading market, the Adjusted Price shall be the fair market value per share of Common Stock during such period as determined in good faith by the Board of Directors of SmarTalk. If the value of the Common Stock is to be determined by the Board of Directors of SmarTalk and Fletcher disagrees with said valuation, the value of the Common Stock will be determined by binding arbitration in accordance with the then prevailing commercial arbitration rules of the American Arbitration Association, and such arbitration shall proceed in Chicago, Illinois or at such other place as agreed to in writing by Fletcher and SmarTalk. Notwithstanding anything else contained in this Section 5.a, (i) if a Combination Closing Date occurs prior to April 1, 1999, then the Adjusted Price will equal the cash value of consideration into which one whole share of common stock would be converted upon consummation of the Combination (as defined below) (the "Combination Price"); (ii) if a Combination Closing Date occurs between April 1, 1999 and June 30, 1999, (a) the Adjustment Period shall end on the trading day immediately prior to the Combination Announcement Date and (b) the Adjusted Price shall be the lesser of the Combination Price or the Adjusted Price as calculated for the Adjustment Period, as such period is adjusted by clause (ii)(a) of this Section 5.a; and (iii) in the event the Registration Statement has not been declared effective on or prior to the Required Registration Date or Initial

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Shares or Additional Shares may for any reason not be sold under the
Registration Statement on the Measurement Date, the "Adjusted Price" shall mean the lower of (A) the value determined in accordance with the first sentence of this paragraph without reference to this clause (iii) and (B) the Average Closing Price during the 30 consecutive trading day period beginning and including the date the Registration Statement is declared effective (in which event the "Measurement Date" shall be the last day of such period).

     b. In the event that the Adjusted Price exceeds $18.75, Fletcher shall, within three business days after the Measurement Date (or the Combination Closing Date, if such date occurs before the Measurement Date), cause the lesser of the following amounts to be wire transferred to SmarTalk in immediately available funds: (i) the product of the dollar amount by which the Adjusted Price exceeds $18.75 multiplied by the Initial Number or (ii) $18,500,000.


     c. In the event that $18.75 exceeds the Adjusted Price, SmarTalk shall, within three business days after the Measurement Date, or, if applicable, the Combination Closing Date, compensate Fletcher in an amount equal to the lesser of (a) the dollar amount by which $18.75 exceeds the Adjusted Price multiplied by the Initial Number or (b) $18,500,000 (the lower of (a) and (b) is referred to as the "Adjustment Amount"), in accordance with the following sentence. SmarTalk shall have the option to either (1) cause such amount to be wire transferred to Fletcher in immediately available funds, provided that SmarTalk has previously provided Fletcher with written notice, not later than the Measurement Date, of SmarTalk's intention to so satisfy its obligation to pay the Adjustment Amount or (2) at Fletcher's choice either: (x) cause a number of shares ("Adjusted Issuance Shares") of Common Stock to be transferred to Fletcher equal to the result of (i) the Adjustment Amount divided by (ii) the Adjusted Price; or (y) grant Fletcher the right to acquire (the "Adjustment Right"), and agrees to issue to Fletcher, at Fletcher's sole option, for no further consideration additional shares ("Adjustment Shares") of Common Stock having an aggregate value of up to the Adjustment Amount, where such shares are valued at the Adjusted Value (as defined below) from time to time for a period ending on the first trading day which is at least twenty-four (24) months from the Measurement Date. The value per share (each, an "Adjusted Value") of Common Stock issuable upon the exercise of an Adjustment Right shall be equal to the Average Closing Price during the 40 trading-day period ending and excluding the five trading days immediately prior to the Notice Date; provided,however, that in no event


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shall such Adjusted Value be less than 95% or greater than 105% of the Average
Closing Price during the first five trading days of the relevant 40 trading-day period. The Adjustment Amount shall be reduced dollar for dollar in connection with each exercise of the Adjustment Right by an amount equal to the product of the Adjusted Value and the number of shares of Common Stock issued in connection with such exercise.

4.   The sixth sentence of Section 6 is amended to read as follows:

     The "First Value" with respect to the Initial Investment Right shall be $5 million and with respect to the Adjustment Right shall be 25% of the Adjustment Amount, and the amortization of the First Value shall commence on the earlier of
(a) March 1, 1999 and (b) a Combination Announcement Date with respect to the Initial Investment Right and on the Measurement Date with respect to the Adjustment Right.

5.   Subsection h of Section 7 is amended to read as follows:

     If on any Notice Date, Fletcher delivers to SmarTalk an Investment Notice for an aggregate number of Additional Shares issuable pursuant to Investment Rights (without regard to any notice periods) which, when added to the aggregate number of (i) Initial Shares, (ii) Additional Shares previously issued and (iii) any other shares of Common Stock required to be included by NASDAQ, would exceed the number of shares equal to 20% of the total number of shares of Common Stock outstanding (adjusted to reflect any split, subdivision, combination or consolidation of the Common Stock, whether by reclassification, distribution of a dividend with respect to the outstanding Common Stock payable in shares of Common Stock, or otherwise, or any recapitalization of the Common Stock) on the Closing Date (the "Original Number") and such circumstance would require the approval (the "Required Consent") of the holders of the Common Stock pursuant to the listing requirements or rules of the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed), SmarTalk
(A) shall not issue shares of Common Stock (the "Issuance Blockage") to the extent that the total number of shares of Common Stock issued hereunder would exceed 19.9% of the Original Number, and (B) shall use its best efforts to obtain, within 110 days from the Notice Date, the Required Consent approval for the issuance of 20% or more of SmarTalk's Common Stock under this Agreement. In the event


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the Required Consent is not obtained in accordance with the preceding sentence,
Fletcher shall have the right to convert up to that amount of the Investment Rights, the exercise of which would result in the total number of shares issued hereunder to exceed 19.9% of the Original Number into a note (an "Excess Note") by delivery of an Excess Notice (as defined below) in an amount equal to the sum of up to (A) the product of (x) the positive excess of the closing price (the "Excess Closing Price") as reported by Bloomberg of the Common Stock on the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed) on the Excess Notice Date (as defined below) over the applicable Investment Right Price and (y) the number of shares of Common Stock that would be issuable in respect of the complete exercise of the Initial Investment Right but for the Issuance Blockage, and (B) the Adjustment Amount. All computations in the preceding sentence with respect to the Investment Right Price and the number of shares of Common Stock issuable shall be determined as if the Excess Notice Date were the Notice Date. In addition, in the event the Required Consent is not obtained and any Excess Note is outstanding, SmarTalk shall not issue any securities or incur any indebtedness for borrowed money (other than indebtedness incurred pursuant to a revolving bank credit agreement which may be entered into either before or after the Closing Date ("Bank
Debt") or in the ordinary course of SmarTalk's business), except in connection with the repurchase of Excess Notes. The Excess Note(s) shall be subordinated in right of payment to the Bank Debt, provided that such subordination shall not affect SmarTalk's obligation to pay such Excess Note(s) when due. To convert Investment Rights into an Excess Note, Fletcher shall deliver one or more written notices in the form attached hereto as Annex D (an "Excess
Notice") to SmarTalk from time to time. The date upon which Fletcher causes an Excess Notice to be delivered to SmarTalk, by hand, facsimile, electronic transmission or otherwise, shall be the "Excess Notice Date" with respect to such exercise of the Investment Rights, which date shall be deemed to be an Investment Closing Date for purposes of Section 3 hereof. Each Excess Note shall be due and payable eighteen months after the date of issuance and bear interest at an interest rate of 10% per annum for the first six months, and 15% per annum thereafter. Notwithstanding anything else in this Section 7(h) (and in addition to SmarTalk's obligation to seek the Required Consent pursuant to the first sentence of this Section 7(h)), if at any time Fletcher delivers an Investment Notice and SmarTalk is unable to issue all or any portion of the shares identified therein as a result of the

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     Issuance Blockage, SmarTalk shall issue to Fletcher an Excess Note (on the terms described in this Section 7(h)) in amount equal to the sum of (A) the product of (x) the positive excess of the closing price as reported by Bloomberg of the Common Stock on the NASDAQ National Market (or such other national securities exchange on which the Common Stock is then listed) on the Excess Notice Date over the applicable Investment Right Price and (y) the number of shares of Common Stock that would be issuable in respect of such exercise of the Initial Investment Right but for the Issuance Blockage, and (B) the Adjustment Amount identified in such Investment Notice for which shares of Common Stock are not issued as a result of the Issuance Blockage; provided that, for such purpose the shares issuable upon the exercise of the Adjustment Right shall be issued in full prior to the issuance of any shares issuable with respect to the exercise of the Initial Investment Right.

     6. Unless the context otherwise requires, any reference in the Agreement or this Amendment to the Agreement shall be deemed to refer to the Agreement as amended by this Amendment. SmarTalk hereby represents and warrants to Fletcher that (a) except to the extent that paragraphs i. and j. of Section 3 of the Agreement are not true and correct as a result of the accounting treatment of acquisitions completed in 1997 and the components of the restructuring charge taken by SmarTalk in 1997, as such issues are referenced in SmarTalk's press release dated August 16, 1998, SmarTalk's representations and warranties contained in Section 3 of the Agreement are true and correct as of the date of the Amendment and (b) except for SmarTalk's failure to deliver the Increase Notice (as defined in the Agreement) due August 10, 1998, SmarTalk has complied fully with all the covenants and agreements in the Agreement. Concurrent with the execution of this Amendment, SmarTalk has delivered to Fletcher a certificate of the Chief Executive Officer or the Chief Financial Officer of SmarTalk dated as of the date hereof and to such effect. Fletcher hereby represents and warrants to SmarTalk that (a) Fletcher's representations and warranties contained in Section 4 of the Agreement are true and correct as of the date of the Amendment and (b) Fletcher has complied fully with all the covenants and agreements in the Agreement. Concurrent with the execution of this Amendment, Fletcher has delivered to SmarTalk a certificate of an appropriate officer of Fletcher dated as of the date hereof and to such effect.

     7. SmarTalk and Fletcher, for themselves and on behalf of their respective directors, officers, employees, affiliates, controlling persons, agents and representatives and their successors and assigns, hereby release and discharge one another and


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each other's respective directors, officers, employees, affiliates, controlling persons, agents and representatives and their successors and assigns from any and all liability, demands, claims, actions or causes of action arising from facts or circumstances occurring or in existence prior to the date of this Amendment that relate to the accounting treatment of acquisitions completed in 1997 and the components of the restructuring charge taken by SmarTalk in 1997, as such issues are referenced in SmarTalk's press release dated August 16, 1998; provided; however, that such release and discharge shall not be applicable to liability, demands, claims, actions or causes of action arising out of or in connection with, nor have the effect of prohibiting Fletcher's participation (as lead plaintiff or otherwise) in, any class action against SmarTalk, its directors, officers, employees, affiliates, controlling persons, agents and representatives and their successors and assigns commenced prior to the date of this Amendment, and SmarTalk hereby agrees to waive any objection to Fletcher's participation (as lead plaintiff or otherwise) therein.

     8. This Amendment may be executed in one or more counterparts and it is not necessary that signatures of all parties appear on the same counterpart, but such counterparts together shall constitute but one and the same Amendment.







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     IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment, all as of the day and year first above written.



                              SMARTALK TELESERVICES, INC.

                              By: /s/ ERICH SPANGENBERG
                                 -------------------------
                              Name: Erich Spangenberg
                              Title: CEO

                              FLETCHER INTERNATIONAL LIMITED

                              By: /s/ DENIS J. KIELY
                                 ---------------------------
                              Name:  Denis J. Kiely
                              Title: Alternate Director


                              By: /s/ MICHAEL AUSTIN
                                 ---------------------------
                              Name:  Michael Austin
                              Title: Director


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